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                                                           ARTHUR ANDERSEN LLP



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-91925 for Hartford Life Insurance Company Separate Account Two on Form N-4.




Hartford, Connecticut                            /s/ Arthur Andersen LLP
March 2, 2000